Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events

15.     Subsequent events

On January 6, 2025, Innovation Beverage Group Limited (“the Company”) engaged with PBG consulting Partners LLC (“the Consultant”) for various services in connection with the Company’s worldwide sales and distribution of its manufactured spirits. The consultant is responsible for developing sales partnerships and orchestrating strategic initiatives with distributors and national chains of all products on behalf of the Company. The consultant compensation is $20,000 per month. PBG consulting Partners LLC is a related party of the Company.

On February 28, 2025, Innovation Beverage Group Limited (“the Company”) acquired 100% intellectual property rights including a proprietary manufacturing process, custom production line equipment and formula from a related party. The consideration of USD $275,000 was settled by the issuance of 394,945 fully paid ordinary shares, valued at USD $0.6963 based on the 30-day VWAP as of February 28, 2025. This transaction was finalised post balance date and does not impact on the financial position as of December 31, 2024.

In accordance with ASC 855-10, Subsequent Events, the Group has analyzed its operations subsequent to December 31, 2024, through the date when the consolidated financial statements were available to be issued and has determined that it does not have any other additional material subsequent events to disclosure in these financial statements.